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                                                                      EXHIBIT 23



                         CONSENT OF INDEPENDENT AUDITORS



        We consent to the incorporation by reference in Registration Statement No. 333-29583 on Form S-8 filed June 19, 1997 and in the related Prospectus of our reports with respect to the consolidated financial statements and schedule of WHG Resorts & Casinos Inc., and subsidiaries included in the Annual Report (Form 10-K) of WHG Resorts & Casinos Inc. for the year ended June 30, 1997.



                                                           /s/ Ernst & Young LLP

San Juan, Puerto Rico
September 29, 1997